Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

Set forth below are certain subsidiaries of
Corteva, Inc.

Name	Organized Under Laws Of
Ag HoldCo Mexico S. de R.L. de C.V	México
AG MX 2, Inc.	Delaware
Agar Cross Paraguaya S.A.	Paraguay
Agricor Ltd	Zimbabwe
Agrigenetics Molokai LLC	Hawaii
Agrigenetics, Inc.	Delaware
AgSurf Corporation	Delaware
AgVenture, Inc.	Indiana
Alforex Seeds LLC	Delaware
Ambito Das S.A.	Argentina
Cal/West Seeds S.R.L.	Argentina
ChacoDAS S.A.	Argentina
Christiana Insurance LLC	Delaware
Corteva (China) Investment Co., Ltd.	China
Corteva (China), LLC	Delaware
Corteva Agriscience (Cambodia) Co., Ltd.	Cambodia
Corteva Agriscience (Malaysia) Sdn. Bhd.	Malaysia
Corteva Agriscience (Myanmar) Company Limited	Myanmar
Corteva Agriscience (Thailand) Co., Ltd.	Thailand
Corteva Agriscience AB	Stockholm
Corteva Agriscience Argentina S.R.L.	Argentina
Corteva Agriscience Austria GmbH	Eisenstadt
Corteva Agriscience Belgium B.V.	Belgium
Corteva Agriscience Bolivia S.A.	Bolivia
Corteva Agriscience Bulgaria EOOD	Bulgaria
Corteva Agriscience Canada Company	Canada
Corteva Agriscience Chile Limitada	Chile
Corteva Agriscience Costa Rica S.A.	Costa Rica
Corteva Agriscience Croatia LLC	Croatia
Corteva Agriscience Czech s.r.o.	Czech Republic
Corteva Agriscience de Colombia S.A.S.	Colombia
Corteva Agriscience de Ecuador S.A.	Ecuador
Corteva Agriscience Denmark A/S	Copenhagen
Corteva Agriscience Denmark A/S (Estonian Branch)	Tallinn
Corteva Agriscience Denmark A/S (Latvian Branch)	Riga
Corteva Agriscience do Brasil Ltda.	Brazil
Corteva Agriscience Egypt LLC	Egypt
Corteva Agriscience eSwatini Proprietary Limited	Swaziland
Corteva Agriscience Finland OY	Vantaa

Corteva Agriscience Foundation	Iowa
Corteva Agriscience France S.A.S.	Versailles
Corteva Agriscience Germany GmbH	Muenchen
Corteva Agriscience Guatemala S.A.	Guatemala
Corteva Agriscience Hellas S.A.	Greece
Corteva Agriscience Holding LLC	Delaware
Corteva Agriscience Holding Sàrl/LLC	Geneva
Corteva Agriscience Holding Spain, S.L.	Spain
Corteva Agriscience Hungary Zrt.	Hungary
Corteva Agriscience India Private Limited	India
Corteva Agriscience International Sàrl	Geneva
Corteva Agriscience Italia S.r.l.	Cremona
Corteva Agriscience Japan Limited	Delaware
Corteva Agriscience Japan Limited	Japan
Corteva Agriscience Kazakhstan Limited Liability Partnership	Kazakhstan
Corteva Agriscience Kenya Limited	Kenya
Corteva Agriscience Korea Ltd.	Korea
Corteva Agriscience Lithuania UAB	Vilnius
Corteva Agriscience LLC	Delaware
Corteva Agriscience Maroc SARL	Morocco
Corteva Agriscience MCS LLC	Iowa
Corteva Agriscience Mexico S. de R. L. de C. V.	México
Corteva Agriscience MW Limited	Malawi
Corteva Agriscience Netherlands B.V.	Netherlands
Corteva Agriscience New Zealand Ltd	New Zealand
Corteva Agriscience Nigeria Limited	Nigeria
Corteva Agriscience Pacific Limited	Hong Kong
Corteva Agriscience Pakistan Limited	Pakistan
Corteva Agriscience Paraguay S.A.	Paraguay
Corteva Agriscience Perú SAC	Peru
Corteva Agriscience Philippines, Inc.	Philippines
Corteva Agriscience Poland Sp. z o.o.	Warsaw
Corteva Agriscience Portugal, S.A.	Portugal
Corteva Agriscience Puerto Rico, Inc.	Iowa
Corteva Agriscience Romania S.R.L.	Romania
Corteva Agriscience RSA Proprietary Limited	South Africa
Corteva Agriscience Rus LLC	Russia
Corteva Agriscience S. de R.L. de C.V.	México
Corteva Agriscience Seeds Private Limited	India
Corteva Agriscience Services India Private Limited	India
Corteva Agriscience SLO d.o.o.	Slovenia
Corteva Agriscience Slovakia s.r.o	Slovakia
Corteva Agriscience Spain, S.L.U.	Asturias
Corteva Agriscience SRB d.o.o.	Serbia
Corteva Agriscience Taiwan Co., Ltd.	Taiwan
Corteva Agriscience Tanzania Limited	Tanzania
Corteva Agriscience UK Limited	United Kingdom

Corteva Agriscience Ukraine LLC	Ukraine
Corteva Agriscience Uruguay S.A.	Uruguay
Corteva Agriscience Vietnam Co., Ltd.	Vietnam
Corteva Agriscience Worldwide, LLC	Delaware
Corteva Agriscience Zambia Limited	Zambia
Corteva Finance Company B.V.	Netherlands
Corteva Global Holding Inc.	Delaware
Corteva Holding France S.A.S.	Versailles
Corteva Holding Mauritius Limited	Mauritius
Corteva Holding Netherlands 1 B.V.	Hoek
Corteva Holding Netherlands 2 B.V.	Netherlands
Corteva Holding Netherlands 3 B.V.	Netherlands
Corteva Holding Switzerland Sàrl	Geneva
Corteva Holding Zimbabwe (Private) Limited	Zimbabwe
Corteva India Limited, LLC	Delaware
Corteva International Holding Corporation	Delaware
Corteva ITA Holding B.V.	Netherlands
Corteva Seeds RSA Proprietary Limited	South Africa
Corteva Services Sàrl	Geneva
Corteva Turkey Tarim A.S.	Istanbul
Corteva Turkey Tohumculuk A.S.	Adana
Corteva US Feedstocks Company, LLC	Delaware
Corteva, Inc.	Delaware
Dairyland Seed Co., Inc.	Wisconsin
Daser Agro S.A.	Argentina
DDP AgroSciences Kenya Limited	Kenya
DDP AgroSciences Nigeria Limited	Nigeria
DDP AgroSciences S.R.L.	Peru
DDP AgroSciences Switzerland GmbH	Geneva
DDP AgroSciences US DCOMCO, Inc.	Delaware
Desab S.A.	Argentina
Dikanka Nasinnia LLC	Ukraine
Doeblers' Pennsylvania Hybrids, Inc.	Pennsylvania
Dow AgroSciences (China) Company Limited Beijing Branch	China
Dow AgroSciences (China) Company Limited Shanghai Branch	China
Dow AgroSciences (China) Company Limited	China
Dow AgroSciences (Jiangsu) Co., Ltd.	China
Dow AgroSciences (Thailand) Limited	Thailand
Dow AgroSciences Asia Sdn. Bhd.	Malaysia
Dow AgroSciences Australia Limited	Australia
Dow AgroSciences B.V. (Belgium Branch Office)	Brussels
Dow AgroSciences B.V. (Philippines Branch Office)	Philippines
Dow AgroSciences B.V. (Vietnam Representative Office) VAN PHONG DAI DIEN DOW AGROSCIENCES B.V TAI TP HO CHI MINH	Vietnam
Dow AgroSciences Chile S.A.	Chile
Dow AgroSciences China Ltd. Beijing Representative Office	China
Dow Agrosciences de Mexico S.A. de C.V.	México
Dow AgroSciences Distribution S.A.S.	Versailles

Dow AgroSciences Export S.A.S.	Versailles
Dow AgroSciences Export S.A.S. (Bulgaria Rep Office)	Bulgaria
Dow AgroSciences Export S.A.S. (Romanian Representative Office)	Romania
Dow AgroSciences Export SAS (Egypt Rep. Office)	Egypt
Dow AgroSciences Export SAS (Ivory Coast Representative Office)	Ivory Coast
Dow AgroSciences Hungary Kft (Szolnok Branch Office)	Hungary
Dow AgroSciences Hungary Kft.	Hungary
Dow AgroSciences Hungary Kft. (Szeged Branch Office)	Hungary
Dow Agrosciences Iberica S.A.	Spain
Dow AgroSciences India Pvt. Ltd.	India
Dow AgroSciences Industrial Ltda.	Brazil
Dow AgroSciences International Ltd.	Delaware
Dow AgroSciences International Ltd. (Republic of Korea Branch Office)	Korea
Dow AgroSciences Japan Limited	Japan
Dow AgroSciences OOO	Russia
Dow AgroSciences Singapore Pte. Ltd.	Singapore
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa
Dow AgroSciences Sverige A/B	Stockholm
Dow AgroSciences Switzerland S.A.	Geneva
Dow AgroSciences Taiwan Ltd.	Taiwan
Dow AgroSciences Ukraine LLC	Ukraine
Dow AgroSciences Vertriebsgesellschaft m.b.H.	Eisenstadt
Dow AgroSciences Vertriebsgesellschaft m.b.H. (Russian Representative Office)	Russia
Dow AgroSciences Vertriebsgesellschaft m.b.H. (Ukraine Representative Office)	Ukraine
Dow Venezuela, C.A.	Venezuela
Du Pont Company (Singapore) Pte. Ltd.	Singapore
Du Pont de Nemours (France) S.A.S.	Versailles
Du Pont de Nemours Italiana S.r.l.	Italy
Du Pont do Brasil S.A.	Brazil
Du Pont Far East Inc - Philippines (Branch)	Philippines
Du Pont Far East Inc.	Delaware
Du Pont Production Agriscience (Malaysia) Sdn. Bdh.	Malaysia
Ducoragro S.A. de C.V.	México
Dunhuang Seed Pioneer Hi-Bred Company Limited	China
DuPont (New Zealand) Limited	New Zealand
DuPont Argentina Srl	Argentina
DuPont Asturias S.L.	Spain
DuPont Bangladesh Limited	Bangladesh
DuPont Bulgaria EOOD	Bulgaria
DuPont Capital Management Corporation	Delaware
DuPont Chile S.A.	Chile
DuPont Conid S.P.A.	Delaware
DuPont Conid S.p.A.	Italy
DuPont CZ s.r.o.	Czech Republic
DuPont Danmark ApS	Denmark
DuPont de Colombia, S.A.	Colombia
DuPont de Nemours Investments Sàrl, en liquidation	Geneva

DuPont de Nemours South Africa (Pty) Ltd.	South Africa
DuPont de Nemours, Inc.	Delaware
DuPont Deutschland Real Estate Partner GmbH	Offenbach am Main
DuPont Global Operations, LLC	Delaware
DuPont Hellas S.A.	Greece
DuPont Magyarorszag Kft	Hungary
DuPont Mexicana, S de RL de CV	México
DuPont Pioneer Investment Co., Ltd.	China
DuPont Poland Sp z.o.o.	Poland
DuPont Portugal Unipessoal Lda.	Portugal
DuPont Production Agriscience Deutschland GmbH	Muenchen
DuPont Quimica de Venezuela C.A.	Venezuela
DuPont Romania S.R.L.	Romania
DuPont Science and Technologies LLC	Russia
DuPont Solutions (France) S.A.S.	Versailles
DuPont South Africa Holdco (Pty) Ltd	South Africa
DuPont SRB d.o.o. Beograd	Serbia
DuPont Turkey Endustri Urunleri Limited Sirketi	Istanbul
DuPont Ukraine LLC	Ukraine
E. I. du Pont de Nemours and Company	Delaware
E. I. du Pont de Nemours and Company Inc.	Delaware
Fedea S.A.	Argentina
Grainit S.R.L.	Italy
Granular Australia Pty Ltd	Australia
Granular Brasil Licenciamento e Distribuição de Software de Agricultura Ltda.	Brazil
Granular Canada Company	Canada
Granular, Inc.	Delaware
Griffin L.L.C. Valdosta, Georgia	Delaware
Guang An LiVa Chemical Co., Ltd.	China
Hoegemeyer Hybrids, Inc.	Nebraska
MISR Pioneer Seeds Company S.A.E.	Egypt
Mycogen Seeds-Puerto Rico Corporation	Delaware
Nutech Seed, LLC	Delaware
Orion Mexico, LLC	Delaware
Pannar Industrial Holdings (Pty) Ltd.	South Africa
Pannar International (Pty) Ltd.	South Africa
Pannar Ltd.	United Kingdom
Pannar Properties Zambia Limited	Zambia
Pannar Research Farms (Pty) Ltd.	South Africa
Pannar Seed (Pty) Ltd.	South Africa
Pannar Seed (Zimbabwe) Private Limited	Zimbabwe
Pannar Seed Kenya Ltd.	Kenya
Pannar Seed Lda	Mozambique
PD Glycol LP	Texas
PHI Financial Services Canada Limited	Canada
PHI Financial Services, Inc.	Iowa
PHI Mexico, S.A. de C.V.	México

PhPhilippines Holdings Inc.	Philippines
Phytogen Seed Company, LLC	Delaware
Pioneer Argentina, S.R.L.	Argentina
Pioneer DuPont Zambia Limited	Zambia
Pioneer Génétique Sàrl	Toulouse
Pioneer Hi-Bred (Switzerland) S.A.	Geneva
Pioneer Hi-Bred (Thailand) Co. Limited	Thailand
Pioneer Hi-Bred (Zimbabwe) (Private) Limited	Zimbabwe
Pioneer Hi-Bred Australia, Pty Ltd.	Australia
Pioneer Hi-Bred Canada Company	Canada
Pioneer Hi-Bred International Production Limited	Turks And Caicos Islands
Pioneer Hi-Bred International, Inc.	Iowa
Pioneer Hi-Bred Italia S.r.l.	Italy
Pioneer Hi-Bred Italia Sementi S.r.l.	Italy
Pioneer Hi-Bred Italia Servizi Agronomici S.r.l.	Italy
Pioneer Hi-Bred Magyarorszag Kft	Budapest
Pioneer Hi-Bred Northern Europe Sales Division GmbH	Muenchen
Pioneer Hi-Bred Northern Europe Sales Division GmbH (Austria Branch)	Austria
Pioneer Hi-Bred Northern Europe Sales Division GmbH (Belgium Branch)	Belgium
Pioneer Hi-Bred Northern Europe Sales Division GmbH (Czech Republic Branch)	Prague
Pioneer Hi-Bred Northern Europe Sales Division GmbH (Netherlands Branch)	Netherlands
Pioneer Hi-Bred Northern Europe Sales Division GmbH (Poland Branch)	Poland
Pioneer Hi-Bred Northern Europe Sales Division GmbH (UK Branch)	United Kingdom
Pioneer Hi-Bred Northern Europe Service Division GmbH	Muenchen
Pioneer Hi-Bred Poland Sp z.o.o.	Warsaw
Pioneer HI-Bred Private Limited	India
Pioneer Hi-Bred Production Company	Canada
Pioneer Hi-Bred Romania S.R.L.	Romania
Pioneer Hi-Bred Seeds Ethiopia PLC	Ethiopia
Pioneer Hi-Bred Spain, S.L.	Spain
Pioneer HI-Bred Vietnam Limited CÔNG TY TNHH PIONEER HI-BRED VIETNAM	Vietnam
Pioneer Mexico Holdings LLC	Iowa
Pioneer Overseas Corporation	Iowa
Pioneer Overseas Corporation (Branch in Belgium)	Brussels
Pioneer Overseas Corporation (Branch in Egypt)	Egypt
Pioneer Overseas Corporation (Branch in India)	India
Pioneer Overseas Corporation (Branch in Zimbabwe)	Zimbabwe
Pioneer Overseas Corporation (Hong Kong) Holdings No 1 Limited	Hong Kong
Pioneer Overseas Corporation (Hong Kong) Holdings No 2 Limited	Hong Kong
Pioneer Overseas Corporation (Hong Kong) Limited	Hong Kong
Pioneer Overseas Corporation (Singapore) Pte Ltd	Singapore
Pioneer Overseas Corporation Merkezi Amerika Lüleburgaz Merkez Şubesi	Luleburgaz
Pioneer Seeds, Inc.	Iowa
Pioneer Semences S.A.S	Toulouse
Pioneer Tohumculuk Distribution and Marketing	Adana
Pioneer Turks & Caicos, LLC	Iowa
Pitt-Consol Chemical Company	New Jersey

Prochrom International S.A.	Uruguay
Production Agriscience (Australia) Pty Ltd	Australia
Production Agriscience Netherlands B.V.	Netherlands
Production Agriscience UK Ltd	United Kingdom
PT Corteva Agriscience Indonesia	Indonesia
PT Corteva Agriscience Manufacturing Indonesia	Indonesia
PT Corteva Agriscience Seeds Indonesia	Indonesia
PT Dow AgroSciences Commerce Indonesia	Indonesia
Rindes y Cultivos DAS S.A.	Argentina
Seed Consultants Inc.	Ohio
Semillas Pioneer de Venezuela C.A.	Venezuela
Shandong Denghai Pioneer Seeds Company Limited	China
Sporting Goods Properties, Inc.	Delaware
Stasi Nasinnia LLC	Ukraine
SUMIDAS JV S.A.	Argentina
Terral Seed, Inc.	Louisiana
Terramar JV S.A.	Argentina
The Rep Office of DuPont Far East Inc, in Ho Chi Minh City	Vietnam
Tieling Pioneer Seed Research Co., Ltd.	China
Ubajay DAS S.A.	Argentina